--------------------------------------------------------------------------------
CLOSED-END
--------------------------------------------------------------------------------

The Southern
Africa Fund

Semi-Annual Report
May 31, 2002

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 23, 2002

Dear Shareholder:

This report provides investment results and market commentary for The Southern Africa Fund (the "Fund") for the semi-annual reporting period ended May 31, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment in equity and fixed-income securities of Southern African issuers.

Investment Results

The following table provides performance for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the three-, six- and 12-month periods ended May 31, 2002.

INVESTMENT RESULTS*
Periods Ended May 31, 2002

                                                    ----------------------------
                                                            Total Returns
                                                    ----------------------------
                                                      3          6          12
                                                    Months     Months     Months
--------------------------------------------------------------------------------

The Southern Africa Fund (NAV)                      22.25%     18.97%     -9.50%
--------------------------------------------------------------------------------
Johannesburg Stock Exchange (JSE) All-Share Index   21.57%     21.79%     -2.66%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of May 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

      Additional investment results appear on pages 4-6.

The Fund outperformed it benchmark, the Johannesburg Stock Exchange All-Share Index, for the 3-month period ended May 31, 2002. The Fund's results for the quarter were aided by the portfolio's overweight position in financials, which recovered strongly following a period of underperformance as domestic interest rates were increased to dampen inflationary pressures. Over the six- and 12-month periods, the Fund underperfomed its benchmark as a result of its underweight position in commodity-based issues, which account for approximately 40% of the benchmark.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Review

Expectations for the performance of the South African economy have been moving upwards in recent months. The sharp decline in the South African rand at the end of last year has benefited exports which became less expensive in global terms. This improvement in the trade balance appears to have been maintained despite the almost 25% improvement in the rand's exchange rate against the dollar since the beginning of 2002. It would seem that the manufacturing industry has been encouraged to increase capacity in the face of South Africa's newfound competitiveness in export markets. Investment spending has been the main generator of the improved economic outlook, boding well for the long-term growth rate of the country.

At the same time, sentiment towards the country has been helped by a rise in the price of gold as South Africa remains by far the largest producer of this precious metal. We would expect to see a further pick-up in purchases of mining equipment, and expansion plans for the sector are likely to be extended. In the face of this underlying economic improvement and the inflationary impact of currency weakness, the South African central bank has raised interest rates over the course of this year. We would not be surprised to see a further rate hike in the face of a relatively sticky inflation rate as the authorities attempt to pull the rate of price increases towards its target band. Short-term money market rates now stand at approximately 12% relative to a current core inflation level of 8%.

In this environment, the South African stock market has performed relatively well year-to-date, although much of the market's return has been currency-driven. Leadership has continued to rest with the commodities segment of the market and, in particular, with gold stocks. Investors have shifted assets towards this sector, given the current malaise affecting global financial markets and concerns over the future direction of the U.S. dollar.

Outlook

We remain optimistic as to the future course of Southern African equities. Recent political moves to increase aid to the region and provide a fairer trade environment for African countries should begin to bear fruit over the next few years. While recognizing that political turmoil in the region remains a disincentive to the inflow of foreign capital, we consider current valuation levels in the region to have overly discounted the macroeconomic and political fears for the region. As a result, the Fund remains broadly and fully invested, focused on a wide range of companies and industries. We maintain an overweight position in those sectors that we consider likely to offer long-term relative earnings growth and reasonable valuation levels.


--------------------------------------------------------------------------------
2 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in The Southern Africa Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

[PHOTO] Dave H. Williams

[PHOTO] Mark H. Breedon

Mark H. Breedon, Portfolio Manager, has over 25 years of investment experience.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
3/31/94* TO 5/31/02

  [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN GRAPH IN THE PRINTED MATERIAL.]

                The Southern          Johannesburg Stock
                Africa Fund         Exchange All-Share Index
------------------------------------------------------------
3/31/94           10,000                     10,000
5/31/94           11,519                     11,346
5/31/95           15,828                     15,192
5/31/96           18,829                     16,359
5/31/97           22,703                     16,829
5/31/98           26,033                     16,238
5/31/99           18,816                     11,751
5/31/00           24,572                     12,205
5/31/01           24,282                     13,908
5/31/02           21,975                     13,538

This chart illustrates the total value of an assumed $10,000 investment in The Southern Africa Fund at net asset value (NAV) (from 3/31/94 to 5/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

When comparing The Southern Africa Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Southern Africa Fund.

*     Closest month-end after Fund's inception date of 3/7/94.


--------------------------------------------------------------------------------
4 o THE SOUTHERN AFRICA FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SOUTHERN AFRICA FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

            The Southern Africa Fund (NAV)--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                                                   Johannesburg
                                The Southern Africa               Stock Exchange
                                     Fund (NAV)                  All-Share Index
--------------------------------------------------------------------------------
5/31/94*                                 1.63%                        11.13%
5/31/95                                 37.40%                        33.90%
5/31/96                                 18.96%                         7.68%
5/31/97                                 20.58%                         2.87%
5/31/98                                 14.67%                        -3.51%
5/31/99                                -27.27%                       -27.63%
5/31/00                                 30.59%                         3.86%
5/31/01                                 -1.18%                        13.95%
5/31/02                                 -9.50%                        -2.66%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Southern Africa Fund.

* The Fund's return for the period ended 5/31/94 is from the Fund's inception date of 3/7/94 through 5/31/94. The benchmark's return for the period ended 5/31/94 is from 2/28/94 through 5/31/94.


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2002 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS

3/7/94                  Net Assets ($mil): $57.0

COUNTRY BREAKDOWN

  89.7% South Africa
   3.5% Botswana
   2.5% Zimbabwe
   1.4% Mauritius                           [PIE CHART]
   1.2% Zambia
   1.2% Kenya
   0.5% Namibia

SECTOR BREAKDOWN

  30.3% Basic Industry
  21.3% Finance
  18.6% Consumer Services
  10.4% Consumer Staples                    [PIE CHART]
   5.9% Multi-Industry Companies
   4.6% Energy
   4.0% Utilities
   3.7% Consumer Manufacturing
   1.2% Technology

All data as of May 31, 2002. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2002 (unaudited)

                                                                      Percent of
Company                                              U.S.$ Value      Net Assets
--------------------------------------------------------------------------------
Anglo American Plc.                                  $ 7,553,969           13.3%
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG                      5,437,376            9.5
--------------------------------------------------------------------------------
BHP Billiton Plc.                                      3,629,528            6.4
--------------------------------------------------------------------------------
ABSA Group, Ltd.                                       3,192,794            5.6
--------------------------------------------------------------------------------
Standard Bank Investment Corp., Ltd.                   3,150,222            5.5
--------------------------------------------------------------------------------
Remgro, Ltd.                                           2,766,790            4.9
--------------------------------------------------------------------------------
Energy Africa, Ltd.                                    2,586,464            4.5
--------------------------------------------------------------------------------
M-Cell, Ltd.                                           2,225,200            3.9
--------------------------------------------------------------------------------
Liberty Group, Ltd.                                    2,040,557            3.6
--------------------------------------------------------------------------------
Gold Fields, Ltd.                                      2,025,716            3.6
--------------------------------------------------------------------------------
                                                     $34,608,616           60.8%


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2002 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.7%

Botswana-3.5%
Consumer Staples-2.7%
Beverages-2.7%
Sechaba Breweries, Ltd. .......................       1,158,000      $ 1,530,413
                                                                     -----------

Finance-0.8%
Banking-0.8%
Barclays Bank of Botswana .....................         157,000          459,074
                                                                     -----------

Total Botswanan Securities
   (cost $1,267,847) ..........................                        1,989,487
                                                                     -----------

Kenya-1.1%
Consumer Staples-0.9%
Beverages-0.9%
East African Breweries, Ltd. ..................         512,545          526,408
                                                                     -----------

Technology-0.2%
Internet-0.2%
African Lakes Corp., Plc.(a) ..................       1,366,485          134,962
                                                                     -----------

Total Kenyan Securities
   (cost $1,500,578) ..........................                          661,370
                                                                     -----------

Mauritius-1.4%
Consumer Services-0.7%
Entertainment-0.4%
Rogers and Company, Ltd. ......................          83,679          207,469
                                                                     -----------

Restaurants & Lodging-0.3%
New Mauritius Hotels, Ltd. ....................         167,358          179,806
                                                                     -----------
                                                                         387,275
                                                                     -----------
Consumer Staples-0.2%
Beverages-0.2%
Mauritius Breweries, Ltd. .....................         102,122          148,204
                                                                     -----------

Finance-0.5%
Banking-0.5%
Mauritius Commercial Bank .....................         100,000          264,463
                                                                     -----------

Total Mauritian Securities
   (cost $1,154,737) ..........................                          799,942
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Namibia-0.5%
Basic Industry-0.0%
Mining & Metals-0.0%
Namibian Minerals Corp.(a) ....................         130,000      $    15,314
                                                                     -----------

Consumer Staples-0.5%
Beverages-0.5%
Namibia Breweries, Ltd. .......................       1,000,000          255,933
                                                                     -----------

Total Namibian Securities
   (cost $1,071,883) ..........................                          271,247
                                                                     -----------

South Africa-88.6%(b)
Basic Industries-29.9%
Chemicals-2.8%
Sasol, Ltd. ...................................         141,100        1,570,153
                                                                     -----------

Gold-5.3%
AngloGold, Ltd. ...............................          16,100        1,036,721
Gold Fields, Ltd. .............................         152,800        2,025,716
                                                                     -----------
                                                                       3,062,437
                                                                     -----------
Mining & Metals-21.8%
Anglo American Platinum Corp., Ltd. ...........          25,150        1,222,974
Anglo American Plc.............................         411,079        7,553,969
BHP Billiton Plc...............................         638,810        3,629,528
                                                                     -----------
                                                                      12,406,471
                                                                     -----------
                                                                      17,039,061
                                                                     -----------
Consumer Manufacturing-3.6%
Miscellaneous-3.6%
Nampak, Ltd. ..................................       1,056,100        1,567,684
Steinhoff International Holdings, Ltd. ........         612,500          498,492
                                                                     -----------
                                                                       2,066,176
                                                                     -----------
Consumer Services-17.3%
Broadcasting & Cable-1.3%
MIH Holdings, Ltd.(a) .........................         980,533          732,775
                                                                     -----------

Cellular Communications-2.0%
Venfin, Ltd.(a) ...............................         631,400        1,153,794
                                                                     -----------

Retail - General Merchandise-14.0%
Compagnie Financiere Richemont AG .............       2,103,500        5,437,376
Massmart Holdings, Ltd. .......................         413,700          645,863
New Clicks Holdings, Ltd. .....................         753,070          585,915
Pick 'n Pay Stores, Ltd. ......................         896,729        1,271,442
                                                                     -----------
                                                                       7,940,596
                                                                     -----------
                                                                       9,827,165
                                                                     -----------


--------------------------------------------------------------------------------
                                                    THE SOUTHERN AFRICA FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Consumer Staples-2.8%
Beverages-2.8%
South African Breweries Plc....................         188,900      $ 1,599,274
                                                                     -----------

Energy-4.5%
Oil Services-4.5%
Energy Africa, Ltd.(a) ........................         721,860        2,586,464
                                                                     -----------

Finance-19.8%
Banking-11.1%
ABSA Group, Ltd. ..............................         973,100        3,192,794
Standard Bank Investment Corp., Ltd. ..........         905,325        3,150,222
                                                                     -----------
                                                                       6,343,016
                                                                     -----------
Insurance-5.6%
Alexander Forbes, Ltd. ........................         712,819        1,167,575
Liberty Group, Ltd. ...........................         327,300        2,040,557
                                                                     -----------
                                                                       3,208,132
                                                                     -----------
Miscellaneous-3.1%
FirstRand, Ltd. ...............................       2,094,600        1,730,454
                                                                     -----------
                                                                      11,281,602
                                                                     -----------
Multi-Industry-5.9%
Anglovaal Industries, Ltd. ....................         401,800          555,302
Remgro, Ltd. ..................................         387,200        2,766,790
                                                                     -----------
                                                                       3,322,092
                                                                     -----------
Technology-0.9%
Computer Services-0.9%
AST Group, Ltd.(a) ............................       4,724,700          522,376
                                                                     -----------

Utility-3.9%
Telephone Utility-3.9%
M-Cell, Ltd.(a) ...............................       1,665,609        2,225,200
                                                                     -----------

Total South African Securities
   (cost $44,236,611) .........................                       50,469,410
                                                                     -----------

Zambia-1.1%
Consumer Staples-1.1%
Beverages-0.1%
National Breweries, Ltd. ......................       2,000,000           65,214
                                                                     -----------

Tobacco-1.0%
British American Tobacco - (Zambia) Plc........      16,079,032          596,550
                                                                     -----------

Total Zambian Securities
   (cost $896,168) ............................                          661,764
                                                                     -----------


--------------------------------------------------------------------------------
10 o THE SOUTHERN AFRICA FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Zimbabwe-2.5%
Consumer Services-0.5%
Broadcasting & Cable-0.4%
Econet Wireless Holdings, Ltd.(a) .............      13,500,000      $   207,692
                                                                     -----------

Entertainment-0.0%
Zimbabwe Sun, Ltd. ............................       1,554,662           17,938
                                                                     -----------

Retail-General Merchandise-0.1%
Pelhams, Ltd.(a) ..............................       1,095,068           37,064
                                                                     -----------
                                                                         262,694
                                                                     -----------
Consumer Staples-2.0%
Beverages-1.8%
Delta Corp., Ltd. .............................       4,015,139        1,013,051
                                                                     -----------

Food-0.2%
OK Zimbabwe, Ltd. .............................      13,359,170          115,094
                                                                     -----------
                                                                       1,128,145
                                                                     -----------
Total Zimbabwean Securities
   (cost $2,084,581) ..........................                        1,390,839
                                                                     -----------

Total Common Stocks
   (cost $52,212,405) .........................                       56,244,059
                                                                     -----------

Total Investments-98.7%
   (cost $52,212,405) .........................                       56,244,059
Other assets less liabilities-1.3% ............                          718,354
                                                                     -----------

Net Assets-100% ...............................                      $56,962,413
                                                                     ===========

(a)   Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $50,469,410 have been segregated to collateralize forward exchange currency contracts.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $52,212,405) .......     $ 56,244,059
Foreign cash, at value (cost $1,089,320) .....................        1,083,424
Receivable for investment securities sold ....................          577,960
Dividends receivable .........................................          261,609
                                                                   ------------
Total assets .................................................       58,167,052
                                                                   ------------
Liabilities
Due to custodian .............................................          215,742
Payable for investment securities purchased ..................          679,901
Management fee payable .......................................          103,264
Audit and legal fees payable .................................           32,342
Sub-advisory fee payable .....................................           30,676
Administrative fee payable ...................................           12,500
Net unrealized depreciation on forward exchange currency
  contracts ..................................................            2,990
Accrued expenses .............................................          127,224
                                                                   ------------
Total liabilities ............................................        1,204,639
                                                                   ------------
Net assets ...................................................     $ 56,962,413
                                                                   ============
Composition of Net Assets
Common stock, at par .........................................     $     43,371
Additional paid-in capital ...................................       57,855,550
Distributions in excess of net investment income .............         (685,928)
Accumulated net realized loss on investment
  and foreign currency transactions ..........................       (4,278,527)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities ................        4,027,947
                                                                   ------------
                                                                   $ 56,962,413
                                                                   ============
Net Asset Value Per Share
  (based on 4,337,126 shares outstanding) ....................           $13.13
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SOUTHERN AFRICA FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $31,513) .............................    $679,382
Interest ...........................................      22,941     $  702,323
                                                        --------
Expenses
Management fee .....................................     197,195
Directors' fees and expenses .......................     127,609
Custodian ..........................................      81,343
Administrative fee .................................      75,000
Audit and legal ....................................      73,113
Sub-advisory fee ...................................      61,986
Printing ...........................................      31,870
Registration .......................................      11,625
Transfer agency ....................................       6,182
Miscellaneous ......................................      11,609
                                                        --------
Total expenses .....................................                    677,532
                                                                     ----------
Net investment income ..............................                     24,791
                                                                     ----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized loss on investment
  transactions .....................................                 (2,309,262)
Net realized gain on foreign currency
  transactions .....................................                    158,760
Net change in unrealized
  appreciation/depreciation of:
  Investments ......................................                 11,056,007
  Foreign currency denominated
  assets and liabilities ...........................                     28,112
                                                                     ----------
Net gain on investments and foreign
  currency transactions ............................                  8,933,617
                                                                     ----------
Net Increase in Net Assets
  from Operations ..................................                 $8,958,408
                                                                     ==========

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                  Ended May 31,      Year Ended
                                                      2002          November 30,
                                                   (unaudited)          2001
                                                  -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................    $     24,791     $    639,957
Net realized loss on investment
  and foreign currency transactions ..........      (2,150,502)      (2,111,589)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .........      11,084,119       (6,516,436)
                                                  ------------     ------------
Net increase (decrease) in net assets
  from operations ............................       8,958,408       (7,988,068)
Dividends and Distributions to
Shareholders from
Net investment income ........................        (542,142)      (1,346,792)
Net realized gain on investments
  and foreign currency transactions ..........              -0-      (5,907,622)
Common Stock Transactions
Tender offer (resulting in the redemption
  of 228,270 shares of its common stock,
  for November 30, 2001) .....................              -0-      (3,271,109)
Tender offer costs ...........................              -0-        (120,881)
                                                  ------------     ------------
Total increase (decrease) ....................       8,416,266      (18,634,472)
Net Assets:
Beginning of period ..........................      48,546,147       67,180,619
                                                  ------------     ------------
End of period ................................    $ 56,962,413     $ 48,546,147
                                                  ============     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management, Sub-Advisory and Administrative Fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the terms of the Fund's former Sub-Advisory Agreement, the Fund retained Sanlam Investment Management (pty.) Ltd. (Sanlam) as a sub-advisor to the Fund. Effective May 24, 2002, Sanlam resigned as sub-advisor to the Fund. The Investment Manager now provides the services formerly provided by Sanlam.


--------------------------------------------------------------------------------
16 o THE SOUTHERN AFRICA FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $155 during the six months ended May 31, 2002.

Prior to June 14, 2002, under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. Effective June 14, 2002, the Administrator waived its fees in excess of .15 of 1% of the Fund's average adjusted weekly net assets and will not be subject to an annual minimum. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities), aggregated $18,706,091 and $17,340,531, respectively, for the six months ended May 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2002.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $11,366,010 and gross unrealized depreciation of investments was $7,334,356 resulting in net unrealized appreciation of $4,031,654 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carryforward of $1,920,066, which expires in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At May 31, 2002, the Fund had an outstanding forward exchange currency contract, as follows:

                                         Value on
                        Contract            U.S.$         U.S.$
                          Amount      Origination       Current       Unrealized
                           (000)             Date         Value     Depreciation
                        --------------------------------------------------------
Forward Exchange
  Currency Sale
  Contract

South African Rand,
  settling 6/04/2002      9,000          $918,367      $921,357         $(2,990)

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized. At May 31, 2002, 4,337,126 shares of common stock were outstanding.

NOTE E

Concentration of Risk

Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.


--------------------------------------------------------------------------------
18 o THE SOUTHERN AFRICA FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        Six Months
                                             Ended
                                           May 31,                                Year Ended November 30,
                                              2002         --------------------------------------------------------------------
                                       (unaudited)            2001           2000            1999            1998          1997
                                       ----------------------------------------------------------------------------------------
Net asset value, beginning
  of period .......................        $ 11.19         $ 14.72        $ 16.80        $  12.20        $  19.01      $  20.08
                                       ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .............            .01             .14(a)         .11(a)          .08(a)          .16           .41
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................           2.06           (2.08)         (2.14)           4.90           (3.96)         1.10
                                       ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................           2.07           (1.94)         (2.03)           4.98           (3.80)         1.51
                                       ----------------------------------------------------------------------------------------
Less: Dividends
  and Distributions
Dividends from net
  investment income ...............           (.13)           (.30)          (.05)           (.05)           (.15)         (.34)
Distributions in excess of
  net investment income ...........             -0-             -0-            -0-             -0-           (.27)           -0-
Distribution from net realized
  gain on investments and
  foreign currency
  transactions ....................             -0-          (1.29)            -0-             -0-          (2.59)        (2.24)
Distribution in excess of
  net realized gain on
  investments and foreign
  currency transactions ...........             -0-             -0-            -0-           (.30)             -0-           -0-
Tax return of capital .............             -0-             -0-            -0-           (.03)             -0-           -0-
                                       ----------------------------------------------------------------------------------------
Total dividends and
  distributions ...................           (.13)          (1.59)          (.05)           (.38)          (3.01)        (2.58)
                                       ----------------------------------------------------------------------------------------
Net asset value, end of
  period ..........................        $ 13.13         $ 11.19        $ 14.72        $  16.80        $  12.20      $  19.01
                                       ========================================================================================
Market value, end of period .......        $ 11.94         $  9.00        $ 11.25        $13.3125        $10.0625      $ 15.375
                                       ========================================================================================
Total Return
Total investment return
  based on:(b)
Market value ......................          34.51%          (6.87)%       (15.24)%         37.53%         (18.11)%        9.28%
Net asset value ...................          18.97%         (13.23)%       (12.11)%         43.15%         (19.70)%       11.03%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................        $56,962         $48,546        $67,181        $ 80,759        $ 73,277      $114,182
Ratio of expenses to
  average net assets ..............           2.77%(c)        2.39%          1.93%           2.39%           2.10%         2.05%
Ratio of net investment
  income to average
  net assets ......................            .10%(c)        1.07%           .60%            .57%            .95%         2.00%
Portfolio turnover rate ...........             36%             45%            47%             55%             86%           46%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
20 o THE SOUTHERN AFRICA FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual Meeting of Shareholders of The Southern Africa Fund, Inc. was held on March 14, 2002. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Authority
                                                        Voted For       Withheld
================================================================================
1. To elect Directors: Class One Directors
                       (term expires 2005)
                       Dave H. Williams                 2,327,929      1,278,606
                       Wendy N. Luhabe                  2,326,808      1,279,977
                       Norman S. Bergel                 2,326,338      1,280,197
                       Prof. Dennis Davis               2,355,808      1,250,727
                       Sam N. Montsi                    2,355,808      1,250,727

                       Class Two Director
                       (term expires 2003)
                       John D. Carifa                   2,326,388      1,280,197

                                                  Voted      Broker     Shares
                                    Voted For    Against    Non-Vote   Abstained
================================================================================
2. To approve, a stockholder
   proposal to terminate the
   Investment Management Agreement  1,905,058    621,202   1,062,949    17,326


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 21

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
22 o THE SOUTHERN AFRICA FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Norman S. Bergel
John D. Carifa
T.N. Chapman(1)
Prof. Dennis Davis(1)
David D.T. Hatendl(1)
Dr. Willem de Klerk(1)
Wendy N. Luhabe
Ronnie Masson
Sam N. Montsi(1)
Frank Savage
Gloria T. Serobe(1)
Gerrit Smit
Dr. Reba W. Williams
Peter G.A. Wrighton(1)

OFFICERS

Mark H. Breedon, Senior Vice President
Russell Brody, Vice President
Gregory Eckersley, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-8095

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
24 o THE SOUTHERN AFRICA FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 25

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


--------------------------------------------------------------------------------
26 o THE SOUTHERN AFRICA FUND

NOTES


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE SOUTHERN AFRICA FUND

NOTES


--------------------------------------------------------------------------------
                                                   THE SOUTHERN AFRICA FUND o 29

The Southern Africa Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFSR0502